UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

SEVEN STARS CLOUD GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Building B4, Tai Ming International Business Court,

Tai Hu Town, Tongzhou District, Beijing, China 101116
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-206-1216

Wecast Network, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 1, 2017 and February 2, 2017, respectively, Seven Stars Cloud Group, Inc., formerly known as Wecast Network, Inc. (the “Company”), filed a Current Report on Form 8-K (together, the “Original Forms 8-K”) reporting that on January 30, 2017 and January 31, 2017, respectively, the Company acquired all of the outstanding capital stock of Sun Video Group Hong Kong Limited, a Hong Kong corporation (“SVG”)”) and 55% of the outstanding capital of Wide Angle Group Limited, a Hong Kong company (“Wide Angle”).

This Form 8-K/A amends the Original Forms 8-K to include this Item 2.01 and to include the historical audited financial statements of SVG and Wide Angle and the pro forma financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Forms 8-K in reliance on the instructions to such items.

The information in Item 1.01 of the Original Forms 8-K is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited financial statements of Wide Angle Group Limited as of December 31, 2016, and for the two years ended December 31, 2016 and 2015, are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

The audited financial statements of Wecast Services Group Limited (formerly known as Sun Video Group Hong Kong Limited) as of December 31, 2016, and for the two years ended December 31, 2016 and 2015, are filed herewith as Exhibit 99.2 and are incorporated by reference herein.

The consent of Wide Angle Group Limited and Wecast Services Group Limited’s independent auditors is attached hereto as Exhibit 23.1.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet and unaudited pro forma combined statement of operations of Seven Stars Cloud Group, Inc. (formerly known as Wecast Network, Inc.) as of and for the year ended December 31, 2016 are filed herewith as Exhibit 99.2 and are incorporated by reference herein.

Exhibit	Description

23.1	Consent of Grant Thornton

99.1	Audited consolidated financial statements of Wide Angle Group Limited as of December 31, 2016, and for the two years ended December 31, 2016 and 2015.

99.2

Audited consolidated financial statements of Wecast Services Group Limited (formerly known as Sun Video Group Hong Kong Limited) as of December 31, 2016, and for the two years ended December 31, 2016 and 2015.

99.3

Unaudited pro forma combined balance sheet and unaudited pro forma combined statement of operations of Seven Stars Cloud Group, Inc. (formerly known as Wecast Network, Inc.) as of and for the year ended December 31, 2016, and the accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN STARS CLOUD GROUP, INC.

Date: August 14, 2017	By:	/s/ Bing Yang
Bing Yang
Chief Executive Officer